UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 4, 2020

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REV Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37999	26-3013415
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

111 E. Kilbourn Avenue, Suite 2600, Milwaukee, WI 53202

(Address of principal executive offices and zip code)

(414) 290-0910

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.001 Par Value)	REVG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 4, 2020, the Board of Directors (the “Board”) of REV Group, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as so amended and restated, the “Bylaws”) to adopt a majority voting standard in uncontested elections of directors. The Bylaws became effective immediately.

Section 2.07 of the Bylaws has been amended to provide for a majority voting standard in uncontested elections of directors. As a result, in an uncontested election, a director nominee will be elected upon the affirmative vote of a majority of the total votes cast in the election, which means that the number of votes cast “for” a nominee’s election must exceed the number of votes cast “against” that nominee’s election. The Bylaws retain a plurality vote standard for contested director elections. Previously, members of the Board were elected by a plurality vote standard in all director elections.

In connection with the approval of the Bylaws, the Board also approved changes to the Company’s Corporate Governance Guidelines to require any incumbent director who fails to receive the required number of votes for re-election to promptly tender his or her resignation, and the Nominating and Corporate Governance Committee of the Board will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. Taking into account the recommendation of the Nominating and Corporate Governance Committee, the Board will determine whether to accept or reject any such resignation, or what other action should be taken, within 90 days from the date of the certification of election results.

The foregoing description of the Bylaws is not complete and is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference. The amended Corporate Governance Guidelines are available on the Company’s website at www.revgroup.com.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 4, 2020, the Company held its 2020 Annual Meeting of Stockholders in Milwaukee, Wisconsin. At that meeting, the stockholders considered and acted upon three proposals pursuant to the Notice of Annual Meeting of Stockholders and as described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 24, 2020 (the “Proxy Statement”). Of 62,606,687 shares of common stock eligible to vote as of January 13, 2020, the holders of record of 60,902,740 shares of common stock were represented at the meeting either in person or by proxy.

Proposal 1: Election of Directors

By the vote described below, the stockholders elected the following individuals as Class III directors, each to serve for three years and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

Director	For	Withheld	Broker Non-Votes
Paul Bamatter	39,629,597	19,862,758	1,410,385
Dino Cusumano	42,263,066	17,229,289	1,410,385
Randall Swift	47,187,515	12,304,840	1,410,385

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

By the vote described below, the stockholders approved the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2020.

For	Against	Abstain
60,596,000	283,975	22,765

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers

By the vote described below, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
57,991,057	1,473,625	27,673	1,410,385

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Second Amended and Restated Bylaws of REV Group, Inc., effective March 4, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REV Group, Inc.

Date: March 5, 2020	By:	/s/ Stephen W. Boettinger
Stephen W. Boettinger
General Counsel

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